Exhibit 99.1

Cipher Mining Provides First Quarter 2023 Business Update

Four Data Centers Operational and Hashing at All-Time High Hash Rate Capacity of Over 6.0 Exahash per Second (“EH/s”)

Purchased 11,000 Canaan A1346 Model Mining Rigs Expected to be Delivered and Energized in Q3 Bringing Self-Mining Hash Rate Capacity to 7.2 EH/s

GAAP Diluted Net Loss of $0.03 per Share (Non-GAAP Diluted Net Income of $0.03 per Share)

NEW YORK—May 9, 2023—Cipher Mining Inc. (NASDAQ: CIFR) ("Cipher" or the "Company"), a leading developer and operator of bitcoin mining data centers, today announced results for its first quarter 2023, with an update on its operations and deployment strategy.

"I am delighted to announce that we have completed the first phase of growth at our Odessa facility and have achieved a self-mining capacity of over 6.0 EH/s across our portfolio,” said Tyler Page, CEO of Cipher. "We have also purchased an additional 11,000 miners from Canaan, which we expect to be delivered and energized in the third quarter. This will complete the buildout at our Odessa facility and bring our total self-mining capacity to over 7.2 EH/s across our portfolio."

Finance and Operations Updates

•
Across four initial data centers, Cipher has deployed over 6.0 EH/s to date
•
The Company purchased an additional 11,000 mining rigs expected to complete the Odessa data center buildout in Q3, further expanding Cipher’s highly efficient machine fleet to over 70,000 rigs capable of producing 7.2 EH/s of hash rate
•
The weighted average power price at the Company’s sites currently under contract is approximately 2.7 c/kWh with 96% of the portfolio energized through fixed price power
•
Cipher produced a first quarter 2023 GAAP diluted net loss of $0.03 per share and non-GAAP diluted net income of $0.03 per share

Business Update Call and Webcast

Cipher will host a conference call and webcast today at 8:00 a.m. Eastern Time to discuss the first quarter results for 2023 and management’s outlook for future financial and operational performance. The live webcast and a webcast replay of the conference call can be accessed from the investor relations page of Cipher's website at https://investors.ciphermining.com. To access this conference call by telephone, dial (800) 715-9871 (toll-free within the U.S.) or +1 (646) 307-1963 (for investors outside of the U.S.) and use the Conference ID 8827688.

About Cipher

Cipher is an emerging technology company focused on the development and operation of bitcoin mining data centers. Cipher is dedicated to expanding and strengthening the Bitcoin network's critical infrastructure. Together with its diversely talented team and strategic partnerships, Cipher aims to be a market leader in bitcoin mining growth and innovation. To learn more about Cipher, please visit https://www.ciphermining.com/.

Forward Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws of the United States. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this press release that are not statements of historical fact, including statements about our beliefs and expectations regarding our future results of operations and financial position, business strategy, timing and likelihood of success, potential expansion of bitcoin mining data centers, and management plans and objectives, are forward-looking statements and should be evaluated as such. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies. These forward-looking statements generally are identified by the words “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “seeks,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “strategy,” “future,” “forecasts,” “opportunity,” “predicts,” “potential,” “would,” “will likely result,” “continue,” and similar expressions (including the negative versions of such words or expressions).

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Cipher and our management, are inherently uncertain. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: volatility in the price of Cipher's securities due to a variety of factors, including changes in the competitive and regulated industry in which Cipher operates, variations in performance across competitors, changes in laws and regulations affecting Cipher's business, and the ability to implement business plans, forecasts, and other expectations and to identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of our Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC") on March 14, 2023, and in Cipher's subsequent filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Cipher assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Contacts:

Investor Contact:

Josh Kane

Head of Investor Relations at Cipher Mining

josh.kane@ciphermining.com

Media Contact:

Ryan Dicovitsky / Kendal Till

Dukas Linden Public Relations

CipherMining@DLPR.com

CIPHER MINING INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except for share and per share amounts)

	March 31, 2023	December 31, 2022
	(unaudited)
ASSETS
Current assets
Cash and cash equivalents	$3,922	$11,927
Accounts receivable	281	98
Receivables, related party	1,291	1,102
Prepaid expenses and other current assets	4,279	7,254
Bitcoin	9,576	6,283
Derivative asset	17,129	21,071
Total current assets	36,478	47,735
Property and equipment, net	263,027	191,784
Deposits on equipment	1,143	73,018
Investment in equity investees	34,529	37,478
Derivative asset	54,901	45,631
Operating lease right-of-use asset	4,865	5,087
Security deposits	17,742	17,730
Total assets	$412,685	$418,463
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$10,667	$14,286
Accounts payable, related party	1,554	3,083
Accrued expenses and other current liabilities	17,341	19,353
Finance lease liability, current portion	2,638	2,567
Operating lease liability, current portion	1,058	1,030
Warrant liability	44	7
Total current liabilities	33,302	40,326
Asset retirement obligation	17,110	16,682
Finance lease liability	11,542	12,229
Operating lease liability	4,218	4,494
Deferred tax liability	1,893	1,840
Total liabilities	68,065	75,571
Commitments and contingencies (Note 12)
Stockholders’ equity
Preferred stock, $0.001 par value; 10,000,000 shares authorized, none issued and outstanding as of March 31, 2023 and December 31, 2022	-	-
Common stock, $0.001 par value, 500,000,000 shares authorized, 253,050,088 and 251,095,305 shares issued as of March 31, 2023 and December 31, 2022, respectively, and 248,906,007 and 247,551,958 shares outstanding as of March 31, 2023 and December 31, 2022, respectively	253	251
Additional paid-in capital	462,181	453,854
Accumulated deficit	(117,810)	(111,209)
Treasury stock, at par, 4,144,081 and 3,543,347 shares at March 31, 2023 and December 31, 2022, respectively	(4)	(4)
Total stockholders’ equity	344,620	342,892
Total liabilities and stockholders’ equity	$412,685	$418,463

CIPHER MINING INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except for share and per share amounts)

(unaudited)

	Three Months Ended March 31,
	2023	2022
Revenue - bitcoin mining	$21,895	$-

Costs and operating expenses (income)
Cost of revenue	8,141	-
General and administrative	17,420	17,390
Depreciation	11,655	7
Change in fair value of derivative asset	(5,328)	-
Power sales	(98)	-
Equity in losses of equity investees	750	153
Realized gain on sale of bitcoin	(4,021)	-
Impairment of bitcoin	1,805	4
Other gains	(2,260)	-
Total costs and operating expenses	28,064	17,554
Operating loss	(6,169)	(17,554)

Other income (expense)
Interest income	76	7
Interest expense	(401)	-
Change in fair value of warrant liability	(37)	48
Total other income (expense)	(362)	55

Loss before taxes	(6,531)	(17,499)

Current income tax expense	(17)	-
Deferred income tax expense	(53)	-
Total income tax expense	(70)	-

Net loss	$(6,601)	$(17,499)

Net loss per share - basic and diluted	$(0.03)	$(0.07)
Weighted average shares outstanding - basic and diluted	248,654,082	250,174,255

CIPHER MINING INC.

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

(in thousands)

(unaudited)

	Three Months Ended March 31,
	2023	2022
Cash flows from operating activities
Net loss	$(6,601)	$(17,499)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation	11,655	7
Amortization of operating right-of-use asset	222	140
Share-based compensation	8,810	9,514
Equity in losses of equity investees	750	153
Impairment of bitcoin	1,805	4
Non-cash lease expense	401	-
Deferred income taxes	53	-
Bitcoin received as payment for services	(21,717)	-
Change in fair value of derivative asset	(5,328)	-
Change in fair value of warrant liability	37	(48)
Realized gain on sale of bitcoin	(4,021)	-
Changes in assets and liabilities:
Proceeds from sale of bitcoin	20,958	-
Accounts receivable	(183)	-
Receivables, related party	(189)	-
Prepaid expenses and other current assets	2,975	2,288
Security deposits	(12)	(1,010)
Accounts payable	2,913	120
Accounts payable, related party	(1,529)	-
Accrued expenses and other current liabilities	65	2,904
Lease liabilities	(248)	106
Net cash provided by (used in) operating activities	10,816	(3,321)
Cash flows from investing activities
Deposits on equipment	(1,106)	(96,914)
Purchases of property and equipment	(17,947)	(7,059)
Capital distributions from equity investees	3,807	-
Investment in equity investees	(3,094)	-
Net cash used in investing activities	(18,340)	(103,973)
Cash flows from financing activities
Repurchase of common shares to pay employee withholding taxes	(481)	(3,052)
Net cash used in financing activities	(481)	(3,052)
Net decrease in cash and cash equivalents	(8,005)	(110,346)
Cash and cash equivalents, beginning of the period	11,927	209,841
Cash and cash equivalents, end of the period	$3,922	$99,495
Supplemental disclosure of noncash investing and financing activities
Reclassification of deposits on equipment to property and equipment	$71,533	$-
Property and equipment purchases in accounts payable, accounts payable, related party and accrued expenses	$5,940	$3,003
Equity method investment acquired for non-cash consideration	$1,925	$7,118
Finance lease costs in accrued expenses	$1,017	$-
Deposits on equipment in accounts payable and accounts payable, related party	$691	$2,511
Bitcoin received from equity investees	$317	$195
Right-of-use asset obtained in exchange for operating lease liability	$-	$5,859
Investment in equity investees in accrued expenses	$-	$428
Reclassification of deferred investment costs to investment in equity investees	$-	$174

Non-GAAP Financial Measures

The following is a reconciliation of our non-GAAP loss from operations, which excludes the impact of (i) depreciation and amortization, (ii) the non-cash change in the fair value of our derivative asset (iii) share-based compensation expense and (iv) nonrecurring gains, to its most directly comparable GAAP measure for the periods indicated (in thousands):

	Three Months Ended March 31,
	2023	2022
Reconciliation of non-GAAP income (loss) from operations:
Operating loss	$(6,169)	$(17,554)
Depreciation and amortization	11,877	7
Change in fair value of derivative asset	(5,328)	-
Share-based compensation expense	8,810	9,514
Other gains - nonrecurring	(2,254)	-
Non-GAAP income (loss) from operations	$6,936	$(8,033)

The following are reconciliations of our non-GAAP net income (loss) and non-GAAP basic and diluted net income (loss) per share, in each case excluding the impact of (i) depreciation and amortization, (ii) the non-cash change in the fair value of our derivative asset, (iii) share-based compensation expense, (iv) nonrecurring gains, (v) the non-cash change in the fair value of our warrant liability and (vi) deferred income tax expense, to the most directly comparable GAAP measures for the periods indicated:

	Three Months Ended March 31,
	2023	2022
Reconciliation of non-GAAP net income (loss):
Net loss	$(6,601)	$(17,499)
Non-cash adjustments to net loss:
Depreciation and amortization	11,877	7
Change in fair value of derivative asset	(5,328)	-
Share-based compensation expense	8,810	9,514
Other gains - nonrecurring	(2,254)	-
Change in fair value of warrant liability	(37)	48
Deferred income tax expense	(53)	-
Total non-cash adjustments to net loss	13,015	9,569
Non-GAAP net income (loss)	$6,414	$(7,930)

Reconciliation of non-GAAP basic and diluted net income (loss) per share:
Basic and diluted net loss per share	$(0.03)	$(0.07)
Depreciation and amortization (per share)	0.05	-
Change in fair value of derivative asset (per share)	(0.02)	-
Share-based compensation expense (per share)	0.04	0.04
Other gains - nonrecurring (per share)	(0.01)	-
Change in fair value of warrant liability (per share)	-	-
Deferred income tax expense (per share)	-	-
Non-GAAP basic and diluted net income (loss) per share	$0.03	$(0.03)

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